Exhibit 99.1

PERMEX ENTERS OPERATING ARRANGEMENT WITH PRIVATE PERMIAN BASIN OPERATOR

Vancouver, British Columbia – January 13, 2025 – Permex Petroleum Corporation (CSE: OIL) (FSE: 75P) (“Permex” or the “Company”) is pleased to announce that the Company has entered into an arrangement with a private oil and gas operator concerning assets owned by such operator in the Permian Basin. This arrangement grants Permex operating rights over 19 wells in the Permian Basin in exchange for a monthly operating fee of up to $75,000 USD per month based on production volumes and commodity prices.

“Permex is very excited to enter into this arrangement,” said Brad Taillon, Permex’s President and Chief Executive Officer. Taillon went on to say, “I am excited that we have the opportunity to leverage our existing experienced operations team to create an immediate new revenue stream for the Company by taking over field operations for an offset operator.

Richard Little, Permex’s Chairman stated, “We are pleased with the arrangement that we have been able to negotiate allowing for a new source of income for the Company that should be impactful to the bottom line.

About Permex Petroleum Corporation

Permex Petroleum (CSE: OIL) (FSE: 75P) is a uniquely positioned junior oil & gas company with assets and operations across the Permian Basin. The Company focuses on combining its low-cost development of Held by Production assets for sustainable growth with its current and future Blue-Sky projects for scale growth. The Company, through its wholly owned subsidiary, Permex Petroleum US Corporation, is a licensed operator in both Texas and New Mexico, and owns and operates on private, state and federal land. For more information, please visit www.permexpetroleum.com.

Contact Information

Permex Petroleum Corporation

Brad Taillon

President & Chief Executive Officer

(346) 245-8981

Renmark Financial Communications USA Inc.

Henri Perron, CPIR:

hperron@renmarkfinancial.com

Tel.: (416) 644-2020 or (212)-812-7680

www.renmarkfinancial.com

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Neither the Canadian Securities Exchange nor its Regulation Services Provider (as that term is defined in the policies of the Canadian Securities Exchange) accepts responsibility for the adequacy or accuracy of this release.

Forward-Looking Statements

This press release contains both “forward-looking statements” and “forward-looking information” within the meaning of applicable securities laws in both the United States and Canada that is intended to be covered by the safe harbours created by those laws. “Forward-looking information” and “forward-looking statements” each include statements that use forward-looking terminology such as “may”, “will”, “expect”, “anticipate”, “believe”, “continue”, “potential” or the negative thereof or other variations thereof or comparable terminology. Such forward-looking information and forward-looking statements include, without limitation, information regarding the Company’s operating plans and the impacts of the operating arrangement on the Company’s business.

Neither forward-looking information or forward-looking statements are a guarantee of future performance and each are based upon a number of estimates and assumptions of management at the date the statements are made, including without limitation, that the Company’s operations and business will benefit as a result of the operating arrangement, and that the Company will be able to act on its strategic business objectives as anticipated. Furthermore, such forward-looking information and forward-statement statements each involve a variety of known and unknown risks, uncertainties and other factors which may cause the actual plans, intentions, activities, results, performance or achievements of the Company to be materially different from any future plans, intentions, activities, results, performance or achievements expressed or implied by such forward-looking information or forward-looking statements, including without limitation: the Company may not have sufficient funds to proceed with its operating plan as currently anticipated by management, or at all; the operating arrangement may not have the anticipated effect on the Company’s operations and business; fluctuations in market prices for oil and gas commodities; recent market volatility; loss of key personnel; and the state of the financial markets for the Company’s securities.

Although management of the Company has attempted to identify important factors that could cause actual results to differ materially from those contained in forward-looking statements or forward-looking information, there may be other factors that cause results not to be as anticipated, estimated or intended. There can be no assurance that such statements will prove to be accurate, as actual results and future events could differ materially from those anticipated in such statements. Accordingly, readers should not place undue reliance on forward-looking statements and forward-looking information. Readers are cautioned that reliance on such information may not be appropriate for other purposes. The Company does not undertake to update any forward-looking statement, forward-looking information or financial outlook that are incorporated by reference herein, except in accordance with applicable securities laws. We seek safe harbor.